Exhibit 99.1

PRESS RELEASE

White River Capital, Inc. www.WhiteRiverCap.com (NYSE Amex: RVR)

Contact: Address: Phone:	Martin J. Szumski Chief Financial Officer 6051 El Tordo P.O. Box 9876 Rancho Santa Fe, CA 92067 (858) 997-6740

February 16, 2011

WHITE RIVER CAPITAL, INC. ANNOUNCES
RESULTS FOR 2010 AND DECLARES DIVIDEND

•	Fourth Quarter 2010 Net Income Totaled $2.0 million
•	2010 Net Income Totaled $7.1 million
•	Book Value per Share of $22.40
•	Quarterly Cash Dividend of $0.25 Declared

Rancho Santa Fe, California . . . White River Capital, Inc. (NYSE Amex: RVR) (“White River”) today announced net income for the fourth quarter 2010 was $2.0 million, or $0.52 per diluted share, compared to fourth quarter 2009 net income of $1.3 million, or $0.33 per diluted share. The net income results for the fourth quarter of 2010 are due to the following:

o	$3.6 million of earnings from operations contributed by the Coastal Credit LLC (“Coastal Credit”) subsidiary,
o	$0.4 million of operating expenses at the holding company, and an income tax expense of $1.2 million.

In addition, White River announced that its Board of Directors has declared a quarterly cash dividend of 25 cents per share on its common stock to be paid March 2, 2011 to shareholders of record on February 25, 2011.

ANNUAL RESULTS

Net income for 2010 was $7.1 million, or $1.84 per diluted share, compared to 2009 net income of $4.9 million, or $1.20 per diluted share.  The net income results for 2010 are due to the following:

o	$13.4 million of earnings from operations contributed by the Coastal subsidiary,
o	$2.0 million of operating expenses at the holding company, and an income tax expense of $4.3 million.

Martin Szumski, Chief Financial Officer, stated, "Coastal Credit’s delinquency trend continues to improve as does the trend in loan charge-offs. Coastal Credit’s 30+ day delinquency declined to 1.8% at December 31, 2010 compared to 1.9% at September 30, 2010 and 3.7% at December 31, 2009. Coastal Credit’s allowance for loan losses as a percentage of finance receivables, net of unearned finance charges was 6.92% at December 31, 2010 compared to 7.19% at September 30, 2010.”

Mr. Szumski continued, "Shareholders’ equity was $83.0 million or $22.40 per common share, as of December 31, 2010.”

DIVIDEND

As previously announced, White River paid a quarterly dividend of $0.25 per share on its common stock on November 22, 2010 in addition to a special dividend of $4.00 per share on its common stock on December 21, 2010.

STOCK REPURCHASE PROGRAM

White River is authorized to repurchase up to 500,000 shares of its outstanding common stock, from time to time and subject to market conditions, on the open market or in privately negotiated transactions.  As of December 31, 2010, White River has repurchased 381,950 shares of its outstanding common stock under the program at an average price per share of $14.35.

PROVISION FOR ESTIMATED CREDIT LOSSES

The consolidated provision for estimated credit losses was $1.3 million compared to $2.3 million for the quarters ended December 31, 2010 and 2009, respectively.

The following table documents the quarterly provision, allowance for loan losses and net charge offs at Coastal Credit for the fourth quarter 2008 through the fourth quarter 2010:

Quarter	Provision (in millions)	Allowance for Loan Losses as a Percent of Finance Receivables	Annualized Net Charge-offs as a Percent of Finance Receivables
4th 2010	$1.3	6.92%	5.40%
3rd 2010	$1.6	7.19%	5.21%
2nd 2010	$1.6	7.33%	5.54%
1st 2010	$1.9	7.42%	6.27%
4th 2009	$2.3	7.44%	7.40%
3rd 2009	$2.2	7.27%	7.62%
2nd 2009	$2.1	7.19%	6.95%
1st 2009	$1.9	7.24%	6.79%
4th 2008	$2.8	7.45%	7.69%

This provision for estimated credit losses at Coastal Credit reflects management’s assessment of the reserves necessary for the current credit environment.

CREDIT QUALITY

The following tables set forth delinquency, charge-off and allowance levels for the Coastal Credit portfolio:

Coastal Credit LLC
Delinquency Rates Experienced - Finance Receivables
(in thousands except percentages)

	December 31,
	2010		2009
	$	%	$	%

Finance receivables - gross balance	$119,789		$110,847

Delinquencies:
30-59 days	$1,209	1.0%	$1,301	1.2%
60-89 days	538	0.4%	1,107	1.0%
90+ days	354	0.3%	1,706	1.5%
Total delinquencies	$2,101	1.8%	$4,114	3.7%

Coastal Credit LLC
Allowance for Loan Losses - Finance Receivables
(in thousands except percentages)

	Years Ended December 31,
	2010	2009

Balance at beginning of period	$8,085	$7,560
Charge-offs, net of recoveries	(6,358)	(8,046)
Provision for estimated credit losses	6,426	8,571

Balance at the end of the period	$8,153	$8,085

Finance receivables, net of unearned finance charges	$117,837	$108,676

Allowance for loan losses as a percent of finance receivables, net of unearned finance charges	6.92%	7.44%

Net charge-offs as a percent of finance receivables, net of unearned finance charges	5.40%	7.40%

Allowance for loan losses as a percent of net charge-offs	128.23%	100.48%

ABOUT WHITE RIVER, COASTAL CREDIT AND UAC

Founded in 2004, White River is the holding company for Coastal Credit LLC and Union Acceptance Company LLC.

Coastal Credit LLC is a specialized auto finance company, headquartered in Virginia Beach, Virginia, engaged in acquiring sub-prime auto receivables from both franchised and independent automobile dealers which have entered into contracts with purchasers of typically used, but some new, cars and light trucks.  Coastal Credit then services the receivables it acquires. Coastal Credit commenced operations in Virginia in 1987 and conducts business in 24 states – Alaska, California, Colorado, Delaware, Florida, Georgia, Hawaii, Kansas, Kentucky, Louisiana, Maryland, Mississippi, Missouri, Nevada, New Mexico, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, Utah, Virginia and Washington – through its 16 branch locations. The Coastal Credit receivables portfolio, net of unearned finance charges, was $117.8 million at December 31, 2010.

Union Acceptance Company LLC no longer materially contributes to the assets, liabilities or results of operations of White River on a consolidated basis

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Additional information about White River is available at White River’s web site located at: www.WhiteRiverCap.com.

This site includes financial highlights, stock information, public filings with the U.S. Securities and Exchange Commission (the "SEC"), and corporate governance documents.

The SEC public filings available for review include but are not limited to:

o	its Annual Report on Form 10-K for the year ended December 31, 2009,
o	its Proxy Statement on Schedule 14A dated March 26, 2010, and
o	its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

White River’s public filings with the SEC can also be viewed on the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking information about White River that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Such information includes forward-looking statements above regarding the future financial performance of Coastal Credit and also White River's prospects for future earnings, earnings volatility and the likelihood of recognizing future value from its deferred tax assets. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of White River. White River cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to:

•	losses and prepayments on our receivable portfolios;
•	general economic, market, or business conditions;
•	changes in interest rates, the cost of funds, and demand for our financial services;
•	changes in our competitive position;
•	our ability to manage growth and integrate acquired businesses;
•	the opportunities that may be presented to and pursued by us;
•	competitive actions by other companies;
•	changes in laws or regulations;
•	changes in the policies of federal or state regulators and agencies.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, White River's results could differ materially from those expressed in, implied or projected by such forward-looking statements. White River assumes no obligation to update such forward-looking statements.

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

ASSETS	December 31, 2010	December 31, 2009

Cash and cash equivalents	$3,287	$6,797
Finance receivables—net	96,723	88,612
Deferred tax assets—net	40,914	44,711
Other assets	684	836

TOTAL	$141,608	$140,956

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Line of credit	$56,000	$40,000
Accrued interest	130	107
Creditor notes payable	-	7
Other payables and accrued expenses	2,449	1,726

Total liabilities	58,579	41,840

SHAREHOLDERS’ EQUITY:
Preferred Stock, without par value, authorized 3,000,000 shares; none issued and outstanding	-	-
Common Stock, without par value, authorized 20,000,000 shares; 3,706,759 and 3,997,506issued and outstanding at December 31, 2010and 2009, respectively	177,403	181,845
Accumulated other comprehensive income, net of taxes	-	3
Accumulated deficit	(94,374)	(82,732)

Total shareholders’ equity	83,029	99,116

TOTAL	$141,608	$140,956

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
Book Value per Share and Equity Ratios
(Unaudited)
(in thousands except share related values and percents)

	December 31,
	2010	2009

Total shareholders’ equity	$83,029	$99,116
Assets	$141,608	$140,956
Shares outstanding	3,706,759	3,997,506

Book value per share	$22.40	$24.79
Equity/ assets	58.6%	70.3%

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per share and share amounts)

	Quarters Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
INTEREST:
Interest on receivables	$8,477	$7,906	$32,810	$30,991
Accretion and other interest	-	21	15	361

Total interest income	8,477	7,927	32,825	31,352

Interest expense	(394)	(362)	(1,492)	(1,506)

Net interest margin	8,083	7,565	31,333	29,846

Provision for estimated credit losses	(1,266)	(2,294)	(6,354)	(8,292)

Net interest margin after provision for estimated credit losses	6,817	5,271	24,979	21,554

OTHER REVENUES (EXPENSES):
Salaries and benefits	(2,527)	(1,951)	(8,997)	(8,025)
Other operating expenses	(1,082)	(1,283)	(4,607)	(6,027)
Change in fair market valuation of creditor notes payable	44	50	179	139
Gain from deficiency account sale	-	1	37	171
Other expense	(58)	(72)	(177)	(262)

Total other expenses	(3,623)	(3,255)	(13,565)	(14,004)

INCOME BEFORE INCOME TAXES	3,194	2,016	11,414	7,550

INCOME TAX EXPENSE	(1,229)	(690)	(4,335)	(2,680)

NET INCOME	$1,965	$1,326	$7,079	$4,870

NET INCOME PER COMMON SHARE (BASIC)	$0.52	$0.33	$1.84	$1.20

NET INCOME PER COMMON SHARE (DILUTED)	$0.52	$0.33	$1.84	$1.20

BASIC WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,743,472	4,054,122	3,838,894	4,056,088

DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,744,330	4,055,126	3,839,218	4,057,972

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